COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Class A (IRFAX), Class C (IRFCX), Class F (IRFFX), Class I (IRFIX),

Class R (IRFRX), Class T (IRFTX) and Class Z (IRFZX) SHARES

Supplement dated January 22, 2019 to

Summary Prospectus and Prospectus dated May 1, 2018, as supplemented

Statement of Additional Information dated September 1, 2018, as supplemented

Effective immediately, Luke Sullivan will no longer serve as a portfolio manager to Cohen & Steers International Realty Fund, Inc. (the “Fund”). All references to Luke Sullivan in the Summary Prospectus and Prospectus dated May 1, 2018, as supplemented, and the Statement of Additional Information dated September 1, 2018, as supplemented, are hereby removed. Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

IRFPROSUP-0119